DIREXION SHARES ETF TRUST

Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares (HEGE)

Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares (HEGJ)

Supplement dated October 1, 2015 to the

Summary Prospectuses dated June 10, 2015 and to the

Prospectus and Statement of Additional Information (“SAI”)

each dated June 3, 2015

Effective October 1, 2015, Rafferty Asset Management, LLC (“Rafferty”), investment adviser to the Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares and the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares, each a series of the Direxion Shares ETF Trust (each a “Fund” and collectively, the “Funds”), has agreed to a contractual waiver of 0.15% of its Management Fee for each Fund through September 1, 2017.

In addition, Rafferty has contractually agreed to waive all or a portion of its Management Fee and/or to reimburse the Funds for “Other Expenses” through September 1, 2017, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed 0.80% of the Fund’s daily net assets, pursuant to the Operating Expense Limitation Agreement as described below and in the Funds’ Prospectus.

In accordance with these changes, as of October 1, 2015, the “Annual Fund Operating Expenses” table and corresponding “Expense Example” appearing in the summary section of the Prospectus for each Fund under the heading “Fees and Expenses of the Fund” are hereby replaced with the following:

ANNUAL FUND OPERATING EXPENSES(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund (3)	0.21%
Acquired Fund Fees and Expenses	0.11%

Total Annual Fund Operating Expenses	1.07%
Expense Cap/Reimbursement	(0.16)%

Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.91%

(1)

Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty contractually agreed to cap all or a portion of its Management Fee and/or to reimburse the Fund for Other Expenses through September 1, 2017, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.80% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

(2)

In addition, Rafferty has contractually agreed to waive 0.15% of its Management Fee through September 1, 2017, which is not subject to reimbursement by the Fund. There is no guarantee that the Management Fee waiver will continue after September 1, 2017. This contractual waiver may be terminated at any time by the Board of Trustees.

(3)	Other Expenses are estimated for the Fund’s current fiscal year.

Expense Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$93	$324

In addition, effective October 1, 2015, on page 101 of the Prospectus, in the second paragraph, after the “Advisory Fees Charged” table, under the section “Management of the Funds,” the following statement describing the contractual waiver of the Funds’ Management Fee is added:

Rafferty has contractually agreed to waive 0.15% of its Management Fee through September 1, 2017 for the Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares and the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares. There is no guarantee that the Management Fee waiver will continue after September 1, 2017. This contractual fee waiver may be terminated at any time by the Board of Trustees.

Furthermore, on page 101 of the Prospectus, the fourth paragraph under the section “Management of the Funds” is hereby replaced with the following:

Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its Management Fee and/or to reimburse each Fund for Other Expenses through September 1, 2017, to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% and, for the Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares and the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares, 0.80%, of each Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, leverage interest, Acquired Fund Fees and Expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation).

Also effective October 1, 2015, the following statement is added to the fourth paragraph under the section “Investment Adviser,” on page 43 of the Funds’ SAI:

Rafferty has contractually agreed to waive 0.15% of its Management Fee through September 1, 2017 for the Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares and the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares, which is not subject to reimbursement by the Funds. There is no guarantee that the Management Fee waiver will continue after September 1, 2017. This contractual waiver may be terminated at any time by the Board.

Furthermore, on page 43 of the Funds’ SAI, the first paragraph under the section “Investment Adviser” is hereby replaced with the following:

Each Fund is responsible for its own operating expenses. Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to cap all or a portion of its Management Fee and/or to reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) through September 1, 2017, to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% and, for the Direxion Daily MSCI Europe Currency Hedged Bull 2X Shares and the Direxion Daily MSCI Japan Currency Hedged Bull 2X Shares, 0.80%, of each Fund’s daily net assets. Any expense cap is subject to reimbursement by a Fund within the following three years only if overall expenses fall below these percentage limitations. This agreement may be terminated at any time at the discretion of the Board upon notice to the Adviser and without the approval of Fund shareholders. The agreement may be terminated or revised by the Adviser only with the consent of the Board.

For more information, please contact the Fund at (800) 851-0511.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.